UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2021

MSC Income Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   713-350-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Update on Dividend and Share Repurchase Program

On March 2, 2021, the board of directors (the “Board”) of MSC Income Fund, Inc. (the “Company”) declared a cash dividend of $0.10 per share of the Company’s common stock, par value $0.001 per share. This dividend will be payable on April 1, 2021 to holders of the Company’s common stock as of a record date of March 31, 2021. The Company had previously suspended dividends to its stockholders in order to preserve financial flexibility and liquidity in response to the negative impacts of the COVID-19 pandemic. The Company’s decision to resume dividend payments to its stockholders reflects its belief that the recent actions taken by the Company to increase its access to liquidity and diversify its sources of capital have adequately addressed these prior liquidity concerns and that the Company’s investment portfolio is performing at a level that allows the Company to resume paying dividends to its stockholders on a quarterly basis, subject to future Board approval.

Additionally, the Board approved the reinstatement of the Company’s Share Repurchase Program, which commits the Company to repurchase, on a quarterly basis, the lesser of (i) the number of shares the Company can repurchase with the proceeds it receives from the issuance of shares under the Company’s dividend reinvestment plan (“DRIP”) and (ii) 2.5% of the weighted average number of shares outstanding in the prior four calendar quarters, at the discretion of the Board. For the purposes of the first repurchase beginning in April 2021, the Company has determined that the aggregate repurchase will equal 90% of the amount of DRIP proceeds resulting from the April 1, 2021 dividend payment.

On March 8, 2021, the Company issued a press release announcing the dividend described above and the reinstatement of the Share Repurchase Program. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press release dated March 8, 2021

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc.
(Registrant)

March 8, 2021	/s/ Jason B. Beauvais
(Date)	Jason B. Beauvais
General Counsel